METROPOLITAN SERIES FUND, INC.

SUPPLEMENT DATED DECEMBER 29, 2010

TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2010

ARTIO INTERNATIONAL STOCK PORTFOLIO

Under “Artio International Stock Portfolio” in the section entitled “Investment Policies,” the first paragraph is amended and restated as follows:

Although the Portfolio will not normally invest in the securities of U.S. issuers, it may make such investments. The Portfolio may invest up to 35% of its total assets in emerging market securities. The Portfolio may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers.